UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): April 23, 2015

LookSmart, Ltd.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 California Street, 16th Floor San Francisco, California		94111
(Address of principal executive offices)		(Zip Code)

(415) 348-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto include “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, expectations with respect to future performance, growth and anticipated acquisitions; the anticipated financial impact of the Merger; ability to recognize the anticipated benefits of the Merger; costs related to the proposed Merger; the satisfaction of the closing conditions to the Merger; the timing of the completion of the Merger; volatility in charter rates and profitability; global economic conditions; changes in fuel prices; geopolitical events and regulatory changes; damages to vessels; acts of piracy, political instability, terrorist or other attacks, war or international hostilities; loss of key personnel; difficulty managing planned growth properly; seasonal and exchange rate fluctuations; access to additional financing; changes in tax laws; weather and natural disasters; changing interpretations of generally accepted accounting principles; inquiries and investigations and related litigation; continued compliance with government regulations; and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the SEC and will be contained in the proxy statement/prospectus to be filed by LookSmart, Ltd. All subsequent written and oral forward-looking statements concerning the Company, LookSmart Group, Inc., Pyxis Tankers Inc. and Maritime Technologies Corp., the transactions described herein or other matters and attributable to the Company, LookSmart Group, Inc., Pyxis Tankers Inc. and Maritime Technologies Corp. or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. None of the Company, LookSmart Group, Inc., Pyxis Tankers Inc. and Maritime Technologies Corp. undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01	Entry into a Material Definitive Agreement.

On April 23, 2015, LookSmart, Ltd., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, the Company’s wholly owned subsidiary, LookSmart Group, Inc., a Nevada corporation (“Group”), Pyxis Tankers Inc., a Marshall Islands corporation (“Pyxis”), and Pyxis’ wholly owned subsidiary, Maritime Technologies Corp., a Delaware corporation (“Merger Sub”). If the transactions contemplated by the Merger Agreement, which are subject to approval by the stockholders of the Company at a special meeting (the “Meeting”) of the Company, are completed:

•	The Company will further amend its Amended Certificate of Incorporation to effect a reverse stock split (the “Reverse Split”) of its issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be determined by the Company’s board of directors in its sole discretion;

•	All of the business, assets and liabilities of the Company will have been transferred to Group, and holders of record of the Company’s common stock will receive a pro rata distribution of one share of Group’s common stock for each share of the Company’s common stock held as of the record date set for said distribution (the “Spin-Off”);

•	The Company will merge with and into Merger Sub, with Merger Sub surviving the merger and being a wholly owned subsidiary of Pyxis (the “Merger”); and

•	Each share of the Company’s common stock held by holders of record at the close of business on the date of the closing of the Merger will be cancelled and exchanged for the right to receive the number of share(s) of Pyxis common stock equal to $4,000,000 divided by a denominator equal to (i) the final closing price of a share of the Company’s common stock (post-Reverse Split) on the date of the closing of the Merger, multiplied by (ii) the number of issued and outstanding shares of the Company’s common stock (post-Reverse Split) as of the date that the Merger becomes effective.

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In addition, the Company and Pyxis have each agreed to take such actions as are necessary, proper or advisable to consummate the Merger and have made certain other customary covenants in the Merger Agreement. Among other things, the Company has agreed to the preparation and filing by Pyxis of a registration statement on Form F-4 in connection with the registration of the Pyxis’ common stock to be issued as result of the Merger, which registration statement will contain a joint proxy statement/prospectus to be sent to the stockholders of the Company.

As a result of the Merger, and subject to the terms and conditions of the Merger Agreement, Pyxis is expected to become a public company. Pyxis intends to apply to have its common stock listed on the Nasdaq Capital Market or the NYSE MKT under the symbol “PXS.”

Pyxis Tankers Inc.

Pyxis Tankers Inc. is a newly formed international maritime transportation company with a focus on the tanker sector. At the consummation of the Merger with the Company, Pyxis’ fleet will be comprised of six double hull product tankers with an average current age of four years and that are employed under a mix of short- and medium-term time charters and spot charters. Pyxis will acquire these six vessels prior to the Merger from an affiliate of its founder and chief executive officer, Mr. Valentios (“Eddie”) Valentis. Four of the vessels in the fleet will be medium-range, or MR, product tankers, three of which have eco-efficient or eco-modified designs and two will be short-range tanker sister ships. Each of the vessels in the fleet is capable of transporting refined petroleum products, such as naphtha, gasoline, jet fuel, kerosene, diesel and fuel oil, as well as other liquid bulk items, such as vegetable oils and organic chemicals.

Pyxis’ principal objective will be to own and operate its fleet in a manner that will enable it to benefit from short- and long-term trends that Pyxis expects in the product tanker sector to maximize its revenues and to enhance returns to its stockholders. Pyxis intends to expand the fleet through selective acquisitions of modern product tankers in a manner that is accretive to stockholder value. It expects to employ its vessels primarily through time charters to creditworthy customers and on the spot market. Pyxis intends to continually evaluate the markets in which it operates and, based upon its view of market conditions, adjust its mix of vessel employment by counterparty and stagger its charter expirations. In addition, Pyxis may choose to opportunistically direct asset sales when opportunities exist for subsequent accretive vessel acquisitions and conditions are primed to generate attractive returns for its stockholders.

Following the consummation of the Merger, Pyxis will consider taking advantage of the Company’s experience in customizable internet applications. The Company intends to upgrade without charge Pyxis’ web-site and internet capabilities in order to enhance functionality and information, including shareholder interface. Pyxis also intends that Robert Ladd, the Company’s nominee to Pyxis’ Board, and a number of Pyxis’ executive officers will monitor technological developments in the shipping industry and when economically feasible, propose technologies for adoption by Pyxis and/or consider possible opportunities for joint ventures or investments by Pyxis. In order to enhance its shareholder relations and capital markets access, Pyxis also intends to establish a small representative office in the New York area in the near future.

Spin-Off

Prior to the execution of the Merger Agreement, the Company transferred all of its businesses, assets and liabilities to Group in anticipation of the Spin-Off of Group from the Company. Group has assumed all liabilities of the Company, and the liabilities of the Company’s former subsidiaries, and has indemnified Pyxis for losses relating to all of the liabilities of the Company and its former subsidiaries.

Upon completion of the Spin-Off, all of the Company’s shares of the common stock of Group shall be cancelled and Group shall be 100% owned by the Company’s stockholders of record as of the record date set for said distribution.

The Make Whole Record Date

In the event that subsequent to the Merger, Pyxis completes a financing which results in gross proceeds to Pyxis of at least $5,000,000 (a “Future Pyxis Offering”) at a valuation lower than the valuation ascribed to the shares of common stock received by the Company’s stockholders pursuant to the Merger Agreement (the “Consideration Value”), Pyxis will be obligated to make “whole” the Company’s stockholders as of April 29, 2015 (the “Make Whole Record Date”) by offering the Company’s stockholders the right to receive additional shares of Pyxis common stock to compensate the Company’s stockholders for the difference in value of their Pyxis common stock.

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In addition, should Pyxis fail to complete a Future Pyxis Offering within a date which is 3 years from the date of the closing of the Merger, each holder of the Company’s common stock who has held such stock continuously from the date of the Make Whole Record Date until the expiration of such 3 year period (the “Legacy LS Stockholders”) will have a 24-hour option beginning at the end of the 3 year period to require Pyxis to purchase from such Legacy LS Stockholders a pro rata amount of Pyxis common stock that would result in aggregate gross proceeds to the Legacy LS Stockholders in an amount not to exceed $2,000,000; provided that in no event shall a Legacy LS Stockholder receive an amount per share greater than the Consideration Value.

Voting Agreement

In connection with their entry into the Merger Agreement, the Company, Pyxis and Michael Onghai, entered into a voting agreement, which is referred to herein as the “Voting Agreement.” The Voting Agreement generally requires that Mr. Onghai, in his capacity as a stockholder of the Company, vote all of his shares of the Company’s common stock in favor of the reverse split proposal, the spin-off proposal and the merger proposal, unless doing so would violate his fiduciary duties as an executive officer and member of the board of directors of the Company. Mr. Ongahi beneficially holds 3,123,047 shares of the Company’s common stock, representing approximately 54.1% of the outstanding shares of the Company’s common stock over which he possesses voting rights and are therefore subject to the Voting Agreement.

Lock-Up Agreements

All of the Company’s officers, directors, and beneficial owners of more than ten percent of the Company's common stock (collectively, the “LS Insiders”) will be required to enter into a lock-up agreement (the “Lookup Agreement”), which, among other things, (a) restricts the ability of the LS Insiders to sell or otherwise transfer any of their shares of Pyxis’ common stock until the earlier of 6 months after the closing date of the Merger Agreement or the closing of a Future Pyxis Offering, and (b) forbids the LS Insiders, for a period of 12 months following the closing date of the Merger Agreement, from effecting a short sale (as defined in Rule 200 under Regulation SHO of the Securities and Exchange Act of 1934, as amended) or otherwise seeking to hedge its position in Pyxis’ common stock.

Representations and Warranties; Indemnification of Pyxis

The parties to the Merger Agreement have made representations and warranties to each other as of specific dates for the purpose of allocating risk and not for the purpose of establishing facts. In addition, the representations and warranties are qualified by information in confidential disclosure schedules exchanged by the parties together with the Merger Agreement. While the Company does not believe that these schedules contain material information that the securities laws require it to publicly disclose, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, the representations and warranties should not be relied on as characterizations of the actual state of facts. Other than with respect to actual fraud or intentional or willful misrepresentation or omission, Pyxis’ rights to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the Merger Agreement.

Conditions to Closing

The Company’s, Group’s, Pyxis’ and the Merger Sub’s obligations to consummate the transactions contemplated by the Merger Agreement are conditioned upon, among other things:

•	the Reverse Split having been duly approved and adopted by the Company’s stockholders by the requisite vote under the laws of Delaware;

•	the Spin-Off having been duly approved and adopted by the Company’s stockholders by the requisite vote under the laws of Delaware;

•	the Merger having been duly approved and adopted by the Company’s and Pyxis stockholders by the requisite vote under respectively the laws of Delaware and Marshall Islands;

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•	no government entity having enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, injunction, decree, executive order or award which is then in effect and which has the effect of making the Merger or the transactions contemplated thereby illegal or otherwise prohibiting consummation of the Merger;

•	Group’s Form 10 registration of securities being declared effective by the SEC; and

•	Pyxis’s common stock being authorized for listing on the Nasdaq Capital Market or the NYSE MKT, subject to official notice of issuance.

Termination

The Merger Agreement may be terminated at any time, but not later than the closing, as follows:

•	by mutual written consent of the Company and Pyxis, duly authorized, or by mutual action of their respective boards of directors;

•	by either the Company or Pyxis if the transactions contemplated by the Merger Agreement are not consummated on or before October 31, 2015, provided that the right to terminate will not be available to any party whose failure to fulfill any material obligation was the cause of or resulted in the failure of the transactions contemplated by the Merger Agreement to be consummated by such date;

•	by either the Company or Pyxis if any governmental authority shall have enacted, issued, promulgated, enforced or entered any order, law, rule regulation, judgment, injunction, decree or ruling which has become final and nonappealable, and which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by the Merger Agreement;

•	by either the Company or Pyxis if the other party has breached any of its covenants, agreements or representations and warranties (and has not cured its breach within 30 days of the giving of notice of such breach);

•	by Pyxis if, at the Company’s stockholder meeting, the transactions contemplated by the Merger Agreement shall fail to be approved by holders of Company’s common stock, or if the Company fails to hold said stockholder meeting within 60 days of the date of the execution of the Merger Agreement, unless such failure is as a result of the Company responding in good faith to comments received from the SEC; or

•	by the Company if its board of directors recommends to its stockholders an alternative transaction, enters into a superior proposal or resolves to do so, or enters into any letter of intent or similar binding document or any agreement accepting an alternative proposal.

Effect of Termination

In the event of proper termination by either the Company or Pyxis, the Merger Agreement will be of no further force or effect and the Merger will be abandoned, except that if the Merger Agreement is terminated due to (i) the proposals relating to the transactions contemplated by the Merger Agreement not being approved, or (ii) a breach by the Company of its covenants, agreements or representations and warranties (and has not cured its breach within 30 days of the giving of notice of such breach), then the Company shall immediately repay Pyxis the $600,000 received upon execution of the Merger Agreement plus legal and accounting fees incurred by Pyxis (up to $450,000 in fees) (collectively, the “Break-up Fees”), and if the Merger Agreement is terminated because the board of directors of the Company withdraws its recommendation of the Merger or approves an alternative proposal or enters into a superior proposal, then in addition to the Break-up Fees, an additional fee of $450,000 shall also be paid to Pyxis.

Post-Merger Board of Directors of Pyxis

Following the Merger, the members of the board of directors of Pyxis are expected to be Valentios (“Eddie”) Valentis, Aristedes Pittas, Basil G. Mavroleon, Robin Das and the Company’s designee, Robert Ladd. Pyxis’ board of directors will be staggered, with at least three members of the board of directors being independent at any given time.

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The foregoing summaries of the Merger Agreement, the Voting Agreement, the Lockup Agreement and the transactions contemplated thereunder and any other agreements to be entered into by the parties are qualified in their entirety by reference to the full text of the Merger Agreement, the Voting Agreement and the Lockup Agreement which are attached hereto as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively and are incorporated herein by reference. You are urged to read all of the exhibits attached hereto in their entirety.

Item 7.01	Regulation FD Disclosure

Press Release

On April 23, 2015, the Company and Pyxis issued a joint press release announcing their entry into the Merger Agreement. A copy of the joint press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and the press release included as Exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company and Pyxis will prepare a proxy statement/prospectus for the Company’s stockholders proxy and a registration statement on Form F-4 to be filed with the SEC. The Company’s proxy statement/prospectus will be mailed to the Company’s stockholders that do not opt to receive the document electronically.  The Company and Pyxis urge investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information.

Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for a description of the security holdings of the Company’s officers and directors and their respective interests as security holders in the successful consummation of the transactions described herein. The Company’s definitive proxy statement/prospectus, which will also be included in Pyxis’ registration statement, will be mailed to stockholders of the Company as of a record date to be established for voting on the transactions described in this report. The Company’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to: LookSmart, Ltd., 50 California Street, 16th Floor, San Francisco, CA 94111. These documents, once available, can also be obtained, without charge, at the Securities and Exchange Commission’s web site (http://www.sec.gov).

Participants in Solicitation

Maxim Group LLC acted as sole financial advisor to Pyxis in connection with the proposed Merger, for which it will receive a fee. Additionally, Gruppo, Levy & Co. and Source Capital Group, Inc. provided a fairness opinion to the Company in connection with the proposed Merger, for which they will receive a fee. The Company and its directors and executive officers, Maxim Group LLC, Gruppo, Levy & Co. and Source Capital Group, Inc. may be deemed to be participants in the solicitation of proxies for the special meeting of the Company’s stockholders to be held to approve the transactions described in this report. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K, which was filed with the SEC on March 17, 2015. You can obtain free copies of these documents from the Company using the contact information above.

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Non-Solicitation

This Current Report on Form 8-K and the exhibits hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described above and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company, Group, the Merger Sub or Pyxis, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit	Description

2.1	Agreement and Plan of Merger by and among the Company, LookSmart Group, Inc., Pyxis Tankers Inc., and Maritime Technologies Corp. dated April 23, 2015.*

10.1	Form of Voting Agreement.

10.2	Form of Lock-Up Agreement.

99.1	Press release dated April 23, 2015.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LookSmart, Ltd.

Date: April 23, 2015	By:	/s/ Michael Onghai
Michael Onghai,
Chief Executive Officer

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